UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2014

Date of reporting period:  April 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

For the period ended
April 30, 2014

EDGAR LOMAX VALUE FUND

Semi-Annual Report
April 30, 2014

Dear Fellow Shareholder:

We want to start off by pointing out that the Edgar Lomax Value Fund had a tremendous first half of its fiscal year, outperforming both its “value” benchmark and the broad market.  Specifically, during the 6-month period ended April 30, 2014, the Fund gained 9.29% versus S&P 500/Citigroup Value Index and S&P 500 Index respective returns of 8.91% and 8.36%.  Through a combination of this performance and new shareholder contributions, Fund assets climbed to nearly $49 million (a high for the Fund).

Before presenting our longer-term performance figures, let’s first address the fact that the stock market has been on a “bull market” run for over 5 years (since the last “bear market” low in March 2009), quite long by historical standards.  As a consequence, stocks’ 1- and 5-year returns are nearly twice the average annual total return they have experienced since the Great Depression of the early-1930s—a pace that is unlikely to repeat over the next 5 years.  Though the precise timing is unknowable, every market advance sets the stage for the next market decline.  Our commitment is simply to remain invested in world-class companies we believe can perform relatively well in all market environments, both rising and falling.  With that, here is a summary of average annual total returns through April 30, 2014:

		S&P 500/
	Fund	Citigroup Value	S&P 500
1-year	19.54%	19.85%	20.44%
5-year	19.02%	19.09%	19.14%
10-year	7.41%	7.34%	7.67%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.  Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.41%*; however, after such waivers or absorptions by the Advisor, the Fund’s net expense ratio is 0.96%.

Just over a month into the Fund’s current fiscal year, the Federal Reserve announced that it would soon begin the “tapering” of its long-running money-printing program called “Quantitative Easing” (or “QE”).  This program, along with other federal monetary and fiscal actions, was designed to stimulate the economy in the aftermath of the 2008-2009 Great Recession; however it also, in our view, propped up weaker entities by artificially boosting their revenues and encouraged excessive risk-taking among investors who came to feel that the government had now greatly limited the potential for substantial investment losses.  Consequently, higher-quality stocks like those we
____________________

*
Figures are from the Fund’s prospectus dated February 28, 2014.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.96% (excluding “Acquired Funds Fees and Expenses” and extraordinary expenses) through at least February 27, 2015.  Prior to January 1, 2014, the contractual expense cap was 0.99%.  In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500/Citigroup Value Index.  While the Advisor may discontinue its voluntary waiver any time after February 27, 2015, it has no intention of doing so.

hold (that is, companies with generally solid balance sheets and long histories of profitability) lost their relative attraction to normally risk-adverse investors and, as a result, have seen their prices rise more modestly than lower- quality stocks and have, in our opinion, developed significant untapped value that will inevitably be recognized.  Whether our fiscal year-to-date outperformance was, in part, an early reaction to the Fed’s modest taper in QE or not, we expect high-quality companies to deliver strong long-term results as the stimulus is eventually removed.

The “Schedule of Investments” included in this report provides a comprehensive list of our holdings.  Let’s look at a few of them, along with their respective performances through the first half of this fiscal year.  Three sectors delivered particularly strong results:  Information Technology rallied 15.2% behind three of the Fund’s more substantial holdings, Hewlett Packard (up 37.1%), Intel (up 11.1%) and Microsoft (up 14.8%).  Moreover, they remain undervalued in our opinion, with respective price-to-earnings ratios, or P/Es, of just 12, 16 and 15 (versus the S&P 500’s ratio of 19).  The Health Care sector rose 10.4% on the back of a 32.1% rise in Merck shares.  Our largest holding in the group, Pfizer, sat out the rally with a modest 3.7% gain.  Investors were likely showing concern about the huge price and uncertain benefits of Pfizer’s attempted acquisition of AstraZeneca.  Pfizer remains quite profitable, pays an above-market dividend yield of 3.5% and has the financial resources to compete very formidably in a rapidly changing health care marketplace . . . so, we’ll hold our shares.  Finally, Financials rose a similar 10.3%, led by a 17.2% surge in Wells Fargo’s shares.  This company has been consistently profitable (with a current P/E of just 13) and is very strong financially, having avoided many of the problems faced by other banks in the wake of the housing market collapse.

Thank you, once again, for your confidence in our management of the Fund.  We remain committed to handling your hard-earned money as carefully as we do our own.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager
____________________

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  “Value” investing as a strategy may be out of favor in the market for an extended period.  Value stocks can perform differently from the market as a whole and from other types of stocks.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The Dividend Yield is calculated by dividing a company’s per-share projected annual dividend payment by the company’s stock price per share.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500/Citigroup Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/13 – 4/30/14).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.96% per the advisory agreement. For the period November 1, 2013 through December 31, 2013, the Advisor agreed to limit the Fund’s net annual operating expenses to 0.99% of average net assets. Effective January 1, 2014, the Advisor has agreed to limit net annual operating expenses to 0.96% of average net assets. In addition, the Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2014, the Fund’s aggregate annual operating expenses were reduced to 0.47%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/13	4/30/14	11/1/13 – 4/30/14
Actual	$1,000.00	$1,092.90	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.36

*
Expenses are equal to the Fund’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at April 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2014 (Unaudited)

Shares	COMMON STOCKS - 93.19%	Value

	Beverage and Tobacco Product Manufacturing - 1.32%
4,650	Altria Group, Inc.	$186,512
5,500	Coca-Cola Co.	224,345
2,700	PepsiCo, Inc.	231,903
		642,760

	Chemical Manufacturing - 13.26%
11,100	AbbVie, Inc.	578,088
4,300	Bristol-Myers Squibb Co.	215,387
19,900	Dow Chemical Co.	993,010
3,538	E. I. du Pont de Nemours and Co.	238,178
14,300	Eli Lilly & Co.	845,130
2,500	Johnson & Johnson	253,225
18,200	Merck & Co., Inc.	1,065,792
72,302	Pfizer, Inc.	2,261,606
		6,450,416

	Computer and Electronic Product Manufacturing - 12.48%
53,300	Cisco Systems, Inc.	1,231,763
43,100	Hewlett-Packard Co.	1,424,886
85,300	Intel Corp.	2,276,657
9,400	Raytheon Co.	897,512
5,200	Texas Instruments, Inc.	236,340
		6,067,158

	Credit Intermediation and Related Activities - 4.06%
2,000	Capital One Financial Corp.	147,800
2,900	Citigroup, Inc.	138,939
7,500	JPMorgan Chase & Co.	419,850
25,500	Wells Fargo & Co.	1,265,820
		1,972,409

	Food Services and Drinking Places - 3.65%
17,500	McDonald’s Corp.	1,774,150

	Funds, Trusts, and Other Financial Vehicles - 0.50%
1,400	Simon Property Group, Inc.	242,480

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2014 (Unaudited), continued

Shares	COMMON STOCKS - 93.19%	Value

	General Merchandise Stores - 7.53%
30,900	Target Corp.	$1,908,075
22,000	Wal-Mart Stores, Inc.	1,753,620
		3,661,695

	Health and Personal Care Stores - 0.99%
7,100	Walgreen Co.	482,090

	Insurance Carriers and Related Activities - 9.29%
40,600	Allstate Corp.	2,312,170
29,400	UnitedHealth Group, Inc.	2,206,176
		4,518,346

	Machinery Manufacturing - 3.70%
67,000	General Electric Co.	1,801,630

	Management of Companies & Enterprises - 1.94%
3,700	Goldman Sachs Group, Inc.	591,334
11,400	Morgan Stanley	352,602
		943,936

	Merchant Wholesalers, Nondurable Goods - 0.48%
2,800	Procter & Gamble Co.	231,140

	Metal Ore Mining - 0.42%
6,000	Freeport-McMoRan Copper & Gold, Inc.	206,220

	Miscellaneous Manufacturing - 2.92%
3,200	Baxter International, Inc.	232,928
20,200	Medtronic, Inc.	1,188,164
		1,421,092

	Motion Picture and Sound Recording Industries - 1.29%
9,400	Time Warner, Inc.	624,724

	Oil and Gas Extraction - 2.56%
5,800	Apache Corp.	503,440
7,700	Occidental Petroleum Corp.	737,275
		1,240,715

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2014 (Unaudited), continued

Shares	COMMON STOCKS - 93.19%	Value

	Petroleum and Coal Products Manufacturing - 6.88%
13,200	Chevron Corp.	$1,656,864
10,300	ConocoPhillips	765,393
9,000	Exxon Mobil Corp.	921,690
		3,343,947

	Professional, Scientific, and Technical Services - 0.30%
1,300	Amgen, Inc.	145,275

	Publishing Industries (except Internet) - 5.34%
49,500	Microsoft Corp.	1,999,800
18,700	Twenty-First Century Fox, Inc. - Class A	598,774
		2,598,574

	Rail Transportation - 2.76%
12,400	Norfolk Southern Corp.	1,172,172
900	Union Pacific Corp.	171,387
		1,343,559

	Telecommunications - 4.63%
38,900	AT&T, Inc.	1,388,730
18,500	Verizon Communications, Inc.	864,505
		2,253,235

	Transportation Equipment Manufacturing - 2.83%
14,800	Ford Motor Co.	239,020
4,400	General Dynamics Corp.	481,580
4,000	Lockheed Martin Corp.	656,560
		1,377,160

	Utilities - 4.06%
4,900	American Electric Power Co., Inc.	263,669
41,600	Exelon Corp.	1,457,248
5,500	Southern Co.	252,065
		1,972,982
	TOTAL COMMON STOCKS (Cost $37,812,000)	45,315,693

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2014 (Unaudited), continued

Shares	SHORT-TERM INVESTMENTS - 6.60%	Value
882,282	Fidelity Institutional Money Market Portfolio, 0.01%(a)	$882,282
2,328,439	Invesco STIT-STIC Prime Portfolio, 0.02%(a)	2,328,439
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,210,721)	3,210,721
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $41,022,721) - 99.79%	48,526,414
	Other Assets in Excess of Liabilities - 0.21%	100,838
	TOTAL NET ASSETS - 100.00%	$48,627,252

(a)	Rate shown is the 7-day annualized yield as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $41,022,721)	$48,526,414
Cash	652
Receivables
Fund shares sold	89,461
Dividends and interest	58,741
Due from Advisor (Note 4)	998
Prepaid expenses	16,598
Total assets	48,692,864

LIABILITIES
Payables
Fund shares redeemed	539
Administration fees	22,552
Transfer agent fees and expenses	15,948
Audit fees	8,926
Fund Accounting fees	7,191
Legal fees	4,903
Shareholder reporting	3,437
Chief Compliance Officer fee	1,722
Custody fees	394
Total liabilities	65,612

NET ASSETS	$48,627,252

Net asset value, offering price and redemption price per share
[$48,627,252/3,315,672 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$14.67

COMPONENTS OF NET ASSETS
Paid-in capital	$35,054,684
Undistributed net investment income	373,837
Accumulated net realized gain on investments	5,695,038
Net unrealized appreciation on investments	7,503,693
Net assets	$48,627,252

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the six months ended April 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$591,842
Interest	1,527
Total investment income	593,369

EXPENSES
Advisory fees (Note 4)	179,619
Administration fees (Note 4)	44,904
Transfer agent fees and expenses (Note 4)	22,375
Fund accounting fees (Note 4)	14,875
Registration fees	10,259
Audit fees	8,926
Legal fees	4,982
Custody fees (Note 4)	3,827
Chief Compliance Officer fee (Note 4)	3,472
Trustee fees	3,032
Reports to shareholders	1,904
Insurance expense	1,601
Other expenses	2,513
Total expenses	302,289
Less: advisory fee waiver and expense reimbursement (Note 4)	(196,734)
Net expenses	105,555
Net investment income	487,814

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investment	5,735,695
Net change in unrealized appreciation on investments	(2,207,494)
Net realized and unrealized gain on investments	3,528,201
Net Increase in Net Assets Resulting from Operations	$4,016,015

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$487,814	$790,467
Net realized gain on investments	5,735,695	1,581,223
Net change in unrealized appreciation on investments	(2,207,494)	6,164,369
Net increase in net assets resulting from operations	4,016,015	8,536,059

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(799,197)	(753,995)
From net realized gain on investments	(305,790)	—
Total distributions to shareholders	(1,104,987)	(753,995)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	2,493,348	(175,941)
Total increase in net assets	5,404,376	7,606,123

NET ASSETS
Beginning of period	43,222,876	35,616,753
End of period	$48,627,252	$43,222,876

Undistributed net investment income at end of period	$373,837	$685,220

(a)	A summary of share transactions is as follows:

	Six Months Ended
	April 30, 2014		Year Ended
	(Unaudited)		October 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	231,790	$3,280,777	309,508	$3,920,650
Shares issued on reinvestment of distributions	80,926	1,103,026	67,968	752,405
Shares redeemed	(134,990)	(1,890,455)	(398,861)	(4,848,996)
Net increase/(decrease)	177,726	$2,493,348	(21,385)	$(175,941)

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months Ended
	April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.77		$11.27	$10.39	$9.58	$8.41	$8.35
Income from investment operations:
Net investment income	0.15		0.25	0.23	0.24	0.23	0.20
Net realized and unrealized
gain on investments	1.10		2.49	0.88	0.79	1.14	0.17
Total from investment operations	1.25		2.74	1.11	1.03	1.37	0.37

Less distributions:
From net investment income	(0.25)		(0.24)	(0.23)	(0.22)	(0.20)	(0.31)
From net realized gain on investments	(0.10)		—	—	—	—	—
Total distributions	(0.35)		(0.24)	(0.23)	(0.22)	(0.20)	(0.31)
Net asset value, end of period	$14.67		$13.77	$11.27	$10.39	$9.58	$8.41

Total return	9.29	%‡	24.83%	10.95%	10.92%	16.52%	5.05%

Ratios/supplemental data:
Net assets, end of period (thousands)	$48,627		$43,223	$35,617	$28,389	$24,695	$20,692

Ratios of expenses to average net assets:
Before fees waived and
expenses absorbed	1.34	%†	1.41%	1.43%	1.52%	1.60%	1.71%
After fees waived and
expenses absorbed	0.47	%†	0.76%	0.99%	0.99%	0.94%	0.92%
Ratio of net investment income to
average net assets:
Before fees waived and
expenses absorbed	1.30	%†	1.41%	1.69%	1.65%	1.65%	1.90%
After fees waived and
expenses absorbed	2.17	%†	2.06%	2.13%	2.18%	2.31%	2.69%
Portfolio turnover rate	47.97	%‡	32.36%	45.61%	39.50%	54.45%	66.18%

†	Annualized
‡	Not Annualized

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited), continued

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of April 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited), continued

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$1,774,150	$—	$—	$1,774,150
Finance and Insurance	7,677,171	—	—	7,677,171
Information	5,476,533	—	—	5,476,533
Manufacturing	20,338,770	—	—	20,338,770
Mining, Quarrying, and Oil
and Gas Extraction	2,212,328	—	—	2,212,328
Professional, Scientific,
and Technical Services	145,275	—	—	145,275
Retail Trade	4,143,785	—	—	4,143,785
Transportation and Warehousing	1,343,559	—	—	1,343,559
Utilities	1,972,982	—	—	1,972,982
Wholesale Trade	231,140	—	—	231,140
Total Common Stocks	45,315,693	—	—	45,315,693
Short-Term Investments	3,210,721	—	—	3,210,721
Total Investments in Securities	$48,526,414	$—	$—	$48,526,414

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at April 30, 2014, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the six months ended April 30, 2014.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited), continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2014, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the “S&P 500 Value Index.”  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor’s chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2014, the Fund incurred $179,619 in advisory fees, of which the Advisor voluntarily waived $77,948, resulting in net advisory fees of $101,671 before expense limitation waivers.

The Fund is responsible for its own operating expenses. For the period November 1, 2013 through December 31, 2013, the Advisor agreed to limit the Fund’s net annual operating expenses to 0.99% of average net assets. Effective January 1, 2014, the Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s net annual operating expenses to 0.96% of average daily net assets. If the Advisor waives advisory fees under the arrangement described in the preceding paragraph, it has also agreed to absorb all expenses, other than advisory fees.  For the six months ended April 30, 2014, the Fund’s aggregate annual operating expenses were reduced to 0.47%, including contractual expense limits and voluntary performance fee waivers.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended April 30, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $196,734; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2014	$144,540
2015	150,035
2016	161,912
2017	84,528
$541,015

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited), continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended April 30, 2014, the Fund incurred the following expenses for administration, transfer agency, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$44,904
Fund Accounting	14,875
Transfer Agency (a)	6,042
Custody	3,827
Chief Compliance Officer	3,472

(a)	Does not include sub-ta fees and out-of-pocket expenses.

At April 30, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$22,552
Fund Accounting	7,191
Transfer Agency (a)	3,020
Chief Compliance Officer	1,722
Custody	394

(a)	Does not include sub-ta fees and out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $21,621,036 and $20,758,651, respectively.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2014 (Unaudited), continued

NOTE 6 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the six months ended April 30, 2014 and the year ended October 31, 2013 was as follows:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
Net investment income	$799,197	$753,995
Long-term capital gains	$305,790	$ —

Ordinary income distributions may include short-term capital gains.

As of October 31, 2013, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$33,563,363
Gross tax unrealized appreciation	10,090,667
Gross tax unrealized depreciation	(420,107)
Net tax unrealized appreciation	9,670,560
Undistributed ordinary income	685,220
Undistributed long-term capital gain	305,760
Total distributable earnings	990,980
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$10,661,540

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund utilized $1,168,537 of its capital loss carryforward in the year ended October 31, 2013.

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and The Edgar Lomax Company (the “Advisor”) for the Edgar Lomax Value Fund (the “Fund”) for another annual term.  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the five-year period and below its peer group median and average for the one-year, three-year, and ten-year periods.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the five-year period and below its peer group median for the one-year, three-year, and ten-year periods.

The Board also considered any differences in performance between separately managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisors and funds within the relevant Lipper peer funds, fees charged by the Advisor to other separately managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other separately managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of no more than 0.99% (the “Expense Cap”).  Additionally, the Board noted that the Advisor had voluntarily agreed to waive a portion of its advisory fees in the event the Fund’s trailing three-year or five-year average annual total return was less than that of a specific index.  The Board noted that the Fund’s total expense ratio was below its peer group median and average as well as below the average of its peer group when adjusted to include only funds with similar asset sizes.  Additionally, the Board noted that the contractual advisory fee was above its peer group median and average, as well as above the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, in addition to the voluntary expense limitation, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were substantially less than the peer group median and average, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in line with the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Fund’s total expense ratios have declined since the Fund’s inception due to growth of assets.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, such as “soft dollar” benefits that may be received in exchange for Fund brokerage.  The Board also considered that the Fund does not charge any Rule 12b-1 fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Edgar Lomax Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Edgar Lomax Value Fund would be in the best interest of the Fund and its shareholders.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 1-866-205-0524.

ED-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date   July 7, 2014

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date   July 7, 2014

* Print the name and title of each signing officer under his or her signature.